                                                                    Exhibit 10.3

        ASSIGNMENT OF LIFE INSURANCE POLICY, TERMINATION OF SPLIT-DOLLAR
               AGREEMENT & SATISFACTION OF COLLATERAL ASSIGNMENT

WHEREAS, on June 2, 1999, Jeffrey A. Cole (the "Settlor") entered into an agreement with Jo Merrill (the "Trustee") creating a trust (the "Trust") for the primary benefit of Joseph E. Cole, II (the "Beneficiary"); and

WHEREAS, the Trustee owns a life insurance policy on the life of the Settlor, designated policy number N056058910, issued by The Nationwide Life Insurance Company (the "Policy"); and

WHEREAS, on June 4, 1999, Cole National Corporation (the "Company") and the Trustee entered into a Split-Dollar Agreement and a Collateral Assignment, each of which was amended and restated in their entirety on January 25, 2002 (respectively, the "Split-Dollar Agreement" and the "Collateral Assignment"); and

WHEREAS, the Agreements provide the Company with certain rights to and interests in the Policy; and

WHEREAS, the Trustee believes it would be prudent to transfer and assign the Policy to the Company and to terminate the Agreements, provided that the Company and the Beneficiary release and discharge the Trustee in the manner hereinafter set forth, which the Company and the Beneficiary are willing to do;

NOW, THEREFORE, in consideration of the premises and mutual promises contained herein:

(1) The Trustee hereby transfers and assigns the Policy to the Company subject to the Collateral Assignment, and agrees to cooperate with the Company and to take whatever actions may be necessary in the future to effectuate such transfer and assignment (the "Assignment"), and hereby terminates the Split-Dollar Agreement (the "Termination"). The Trustee forever discharges and releases the Company from any and all claims, causes of action and liabilities in any way relating to the Split-Dollar Agreement, the Collateral Assignment, the Assignment and the Termination.

(2) The Company, on behalf of itself and its successors and assigns, consents to the Assignment, agrees that the Assignment is in full satisfaction of all of the Company's interests and rights under the Split-Dollar Agreement and the Collateral Assignment, and forever discharges and releases the Trustee, the Settlor, and the Beneficiary from any and all claims, causes of action and liabilities in any way relating to the Split-Dollar Agreement, the Collateral Assignment, the Assignment and the Termination.

(3) The Beneficiary represents that he has been offered all material information in connection with the administration and affairs of the Trust in connection with the Agreement, and consents to the Assignment, and on behalf of himself, his estate, his heirs and assigns, hereby forever releases and discharges the Trustee and the Company from any and all claims, causes of action

                                                                    Exhibit 10.3

and liabilities in any way relating to the Split-Dollar Agreement, the Collateral Assignment, the Assignment and the Termination.

(4) The Settlor, on behalf of himself, his estate, his heirs and assigns, hereby forever releases and discharges the Trustee and the Company from any and all claims, causes of action and liabilities in any way relating to the Split-Dollar Agreement, the Collateral Assignment, the Assignment and the Termination.

IN WITNESS WHEREOF, the following have executed this Agreement in counterparts, as of the 7th day of July, 2003.

                                                 /s/ Jo Merrill
                                                 -------------------------------
                                                 Jo Merrill, as Trustee

                                                 /s/ Jeffrey A. Cole
                                                 -------------------------------
                                                 Jeffrey A. Cole, Settlor

                                                 /s/ Joseph E. Cole II
                                                 -------------------------------
                                                 Joseph E. Cole, II, Beneficiary

                                                 COLE NATIONAL CORPORATION

                                                 By: /s/ Leslie D. Dunn
                                                     ---------------------------

                                                 Title: Senior Vice President

RECEIVED BY THE NATIONWIDE
INSURANCE COMPANY

By: ________________________________

Title: _____________________________

                                                                    Exhibit 10.3

STATE OF NEVADA    )
                   )     ss.:
COUNTY OF CLARK    )

         On this 7th day of July, 2003 before me personally came JO MERRILL, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and she duly acknowledged to me that she executed the same in his capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                  /s/ Kimberly S. James
                                                  ------------------------------
                                                  Notary Public

STATE OF OHIO      )
                   )     ss.:
COUNTY OF CUYAHOGA )

         On this            day of                                      , 2003
before me personally came JEFFREY A. COLE, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and he duly acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                  /s/ Linda J. Lee
                                                  ------------------------------
                                                  Notary Public

                                                                    Exhibit 10.3

STATE OF NY        )
                   )     ss.:
COUNTY OF NY       )

         On this 8th day of July, 2003 before me personally came JOSEPH E. COLE, II, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and he duly acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                  /s/ Barbara E. Rasch
                                                  ------------------------------
                                                  Notary Public

STATE OF OHIO      )
                   )     ss.:
COUNTY OF CUYAHOGA )

         On this 16th day of July, 2003 before me personally came Leslie D. Dunn, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and he duly acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                                  /s/ Linda J. Lee
                                                  ------------------------------
                                                  Notary Public